Anixa Biosciences, Inc.

May 2019

NASDAQ:ANIX

Amit Kumar, Ph.D.

Chairman and CEO

ak@anixa.com

Forward-Looking Statements

Statements that are not historical fact may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect Anixa Biosciences' current expectations concerning future events and results. We generally use the words "believes," "expects," "intends," "plans," "anticipates," "likely," "will" and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning our expectations, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, those factors set forth in "Item 1A – Risk Factors" and other sections of our most recent Annual Report on Form 10-K as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented herein.

Anixa Corporate Background

General & Financial

- NASDAQ: ANIX
- Bay Area, CA Biotech
- **More than 1 year of cash**
- **No debt**
- Headcount: 6 Full-time
- Two high value programs

Strategy

- Invent/in-license technology platforms
- Develop technology with partners
  - Leverage existing infrastructure of partner
  - Low cash burn
- Sell, license or commercialize products

Low cost effective business model

Key Collaborators

New Jersey Urology – Excellence in Care

Virtua

The Wistar Institute

Moffitt Cancer Center

MD Anderson Cancer Center – Making Cancer History

Cooper

Penn Medicine – Abramson Cancer Center

US. Department of Veterans Affairs

Two High Value Programs

Dynamic Interaction Between Tumors and the Immune System

CAR-T: Cancer Immunotherapy Program

- Chimeric Endocrine Receptor T-Cell (CER-T) technology: A new type of CAR-T
  - Worldwide license
  - First indication - ovarian cancer
  - Platform for multiple cancer indications
  - Moffitt Cancer Center collaboration for IND and clinical trial

Liquid Biopsy

- Non-invasive, inexpensive, rapid
- Measure immune system (white blood cells)
- Artificial intelligence for analysis
- Early cancer detection focus

Therapeutic Program

- CAR-T Technology
  - Ovarian cancer
- Platform for other tumor indications

CAR-T Process



1 Leukapheresis
5 Modified T-cell infusion
4 Chemotherapy
Antibody-coated beads
2 T-cell activation/ transduction[a]
Bead removal
3 Modified T-cell expansion[a]
[a] Cellular reprogramming and ex vivo expansion are conducted at a cell processing facility.

CAR-T Technology : Background & Opportunity

CAR- Technology has made great inroads in B-Cell cancers

- Durable responses (50-80% of patients)
- Multibillion dollar valuations and big pharma deals
  - Novartis - First approved product by FDA
    - Kymriah for ALL- Acute Lymphoblastic Leukemia
    - Second approval for DLBCL-Diffuse large B-cell Lymphoma
  - KITE - $12BB acquisition by GILD
  - JUNO - $9BB acquisition by CELG
  - Many other CAR-T companies have large valuations

Our Opportunity

- Conventional CAR-T has <u>not</u> worked clinically in solid tumors.

MAGIC BULLET → Anixa has a unique approach to making CAR-T work for solid tumors using its CAR-T platform, which may work in multiple tumors

Anixa's Unique CER-T :Approach for Solid Tumors

Chimeric Endocrine Receptor T-Cell


Cancerous B-cell
scFv-antibody fragment engineered into T-cell
CD19 protein (antigen)
T-Cell engineered to recognize and kill cells with CD-19 protein on surface
Ovarian Cell
FSHR protein ("Antigen") - found only on ovarian cells
FSH Follicle Stimulating Hormone
T-Cell engineered with FSH to recognize and kill cells with FSHR protein on surface

Novartis, JUNO, KITE and others working on B-Cell cancers

Anixa's CAR-T Program for Ovarian Cancer
FSHR- Follicle Stimulating Hormone Receptor

FSHR ONLY Expressed in Ovaries and Testis (in healthy humans)


Relative FSHR mRNA expression
0.0025
0.002
0.0015
0.001
0.0005
0
Only in Fetal Thymus
Adrenal Gland
Brain Cerebellum
Brain whole
Fetal Brain
Colon
Heart
Kidney
Liver
Lung
Placenta
Prostate
Salivary Gland
Skeletal Muscle
Spleen
Thymus
Thyroid gland
Trachea
Uterus
Small Intestine
Stomach
Breast
Ovary
Testis
PBMC

- **However, FSHR expressed on the blood vessels of many TUMORS.**
- **Therefore, this therapy will be anti-angiogenic for many types of cancer, enabling a portfolio of therapies for multiple cancers.**

Source: Perales-Puchalt et al. "Follicle-stimulating hormone receptor is expressed by most ovarian cancers subtypes and is a safe and effective immunotherapeutic target." **Clinical Cancer Research**. 2017.

Pre-Clinical Data


FSH
beta
CG
alpha
Hinge
TM
Co-stimulatory
4-1BB
CD3
zeta
T cell

FSH-Targeted chimeric receptors re-direct primary human T cells against FSHR+ ovarian cancer cells


FSHCER
Mock
Specific Killing (%)
70
60
50
40
30
20
10
0
1:1
1:5
1:10
Target:Effector ratio

Ovarian Cancer

FSH-re-directed mouse T cells effectively target FSHR+ tumors *in vivo*


FSHCER
Mock
Survival (%)
100
75
50
25
0
*
0
60
65
70
Time (days)

N=15 mice/group
3 independent experiments


FSHCER
Mock
Tumor volume (mm³)
900
750
600
450
300
150
0
*
0
1
7
12
17
Time (days)

Breast Cancer

Source: Perales-Puchalt et al. "Follicle-stimulating hormone receptor is expressed by most ovarian cancers subtypes and is a safe and effective immunotherapeutic target." **Clinical Cancer Research**. 2017.

Summary of Data on Anixa's CAR-T

- **Published: Clinical Cancer Research, 23(2)January 15, 2017, 441-453**
- **Tested Human CAR-T in immunocompromised mice against human Ovarian Cancer**
- **Tested Murine CAR-T in immunocompetent mice with murine ovarian cancer**
- **Tested Human CAR-T in immunocompromised mice against implanted Breast Cancer (proof of concept)**
- **Clinical Trial: Human CAR-T against Human Ovarian Cancer**

If our CAR-T works in human ovarian cancer, it could be a billion dollar asset.
If it also works on other cancers, it could be a multi-billion dollar asset

Our Magic Bullet

- **Many tumors have blood vessels where FSHR is expressed even though healthy tissue does not show such expression**
  - Physiologically, FSHR must be helpful in enabling tumors to create vasculature
  - Outside of the tumor margin, FSHR on blood vessels disappears
- **Our FSHR targeted CAR-T may destroy tumor vasculature and starve or shrink the tumor**
- **CAR-T mediated cell death may be more powerful than other anti-angiogenesis drugs**
- **First anti-angiogenic CAR-T drug**
- **The CAR-T cells may not be susceptible to the highly suppressive TME**
- **As the CAR-T cells are destroying vasculature, they make it more leaky, enabling simultaneous, localized delivery of other agents including chemotherapy**
- **Anti-angiogenesis drugs are a multi-billion dollar class of drugs, with Avastin the leader with 2017 sales of $7 BB**

Angiogenesis
Tumors induce rapid blood vessel growth to nourish themselves



Tumor
Formation of new tumor vasculature
These blood vessels are positive for FSHR

Tumors expressing FSHR on vasculature:
Lung, Breast, Prostate, Colon, Head & Neck, Pancreas, Liver, Renal, Ovarian, and others

Our CAR-T Program

Clinical Cancer Research, 23(2)January 15, 2017, 441-453

- Exclusive World Wide License from The Wistar Institute
- Pre-IND work at Moffitt Cancer Center lead by highly experienced team
- Cost for Pre-IND work is about $1.1 MM

- Clinical Trial
  - Single Site, Open Label, Dose-Escalation Trial
    - **Moffitt Cancer Center**
    - Safety focused trial with window to efficacy
  - Pre-IND Meeting with FDA occurred in October 2018
  - Anticipate IND Filing end of 2019
  - Clinical Trial to Commence 2019/20
  - Estimated Cost for Phase 1 is less than $2 MM

WE BELIEVE OUR CAR-T WILL WORK IN SOLID TUMORS, ESPECIALLY OVARIAN CANCER, WHILE OTHERS HAVE FAILED

1. **FSHR- UNIQUE TARGET**
2. **FSH- NATURAL LIGAND- NOT SYNTHETIC**
3. **ANTI-ANGIOGENIC SYNERGY**

Diagnostic Program

- Liquid Biopsy
  - Prostate and breast cancer
- Platform for other tumor indications

Early Cancer Detection – Liquid Biopsy

Anixa is developing a blood test for early cancer detection called Cchek™

Cchek™
Early Cancer Detection



Goal: To determine a patient's cancer status from a simple blood draw without a biopsy

Competing Liquid Biopsy Approaches

- Circulating tumor DNA (ctDNA)
- Circulating tumor Cells (CTCs)
- Circulating tumor Exosomes
- Other biomarkers coming directly from tumor

All these approaches require the tumor to be large enough to shed these markers into the blood stream

Anixa's Orthogonal Approach:

- **We measure white blood cells to determine if a patient is tumor bearing**
- **White Blood Cells make up the human immune system**
- **We are letting the immune system amplify and signal to us the presence of a tumor, just like it signals the presence of an infection**

Artificial Intelligence (AI) Analysis

Training

Calls

Normal Patient Samples

Cancer Patient Samples

Neural Network



Patient Sample

Malignancy or Normal

Early Studies: Multiple Cancer Types (Stages 1- 4)

Total Samples: 248

Samples used in training: 150

Blind Samples Tested: 98

Performance

- **Sensitivity: 87% (41 of 47 correct)**
- **Specificity: 88% (45 of 51 correct)**

Tumor Types

Multiple Samples			
Breast	Prostate	Lung	Colon
Pancreatic	Melanoma	Ovarian	Liver
Bladder	Cervical	Endometrial	Thyroid
Gastric	Head & Neck	Testicular	

Single Sample
Osteosarcoma (bone cancer)
Leiomyosarcoma (cancer of the soft tissue)
Liposarcoma (cancer of the connective tissue)
Vulvar
Appendiceal

Breast Cancer Screening Study
(Stages 1 and 2)

Total Samples: 179

Samples used in training: 132

Blind Samples Tested: 47

Performance

- **Sensitivity: 89% (25 of 28 correct)**
- **Specificity: 95% (18 of 19 correct)**

Prostate Cancer Screening Studies (Stages 1 -4)

Internal Study

Total Samples:	Samples Used in training:	Blind Samples Tested:	Performance
160	100	60	• Sensitivity: 90% (9 of 10 correct) • Specificity: 96% (48 of 50 correct)

Memorial Sloan Kettering Study

Total Samples:	Samples Used in training:	Blind Samples Tested:	Performance
210	137	73	• Sensitivity: 92% (33 of 36 correct) • Specificity: 92% (34 of 37 correct)

Anixa's Liquid Biopsy

- We monitor the patient's white blood cells to detect tumors
  - We let the the patients body tell tell us there is a tumor
  - We do NOT measure tumor DNA, Circulating Tumor Cells or Tumor Exosomes
- We combine Flow Cytometry and Artificial intelligence to perform the analysis
- May work for all cancers
- Rapid turnaround time
- **Cost to run test is less than $100**

Anticipate Launching Prostate Test in Q3-2019

Long Term Vision- Pan Cancer Screening Test

Anixa's Value-Creating, Near-Term Milestones

Therapeutic Program
- Additional FDA meetings
- Filing of IND for clinical trial
- Approval of IND by FDA
- Patient recruitment
- First patient dosed and initiation of clinical trial
- Initiate pre-clinical projects on other tumors- Magic Bullet

Diagnostics Program
- Scientific presentations and publications
- Additional meetings with FDA
- Strategic alliances
- Commercial launch as laboratory developed test in third quarter of 2019

Corporate Activity
- Investor relations
- Raise visibility, market capitalization and liquidity
- Increase institutional ownership
- Garner additional analyst coverage
- No immediate need to raise capital
- If we need to raise capital, a little goes a long way with our low-cost, leverageable strategy